CONSENT OF DAVIS POLK & WARDWELL



         We consent to all references to our firm under the captions "Taxation --United States Tax" and "Legal Matters" in the Prospectus contained in the Registration Statement on Form F-1 of ICICI Bank Limited.


                                                     /s/ DAVIS POLK & WARDWELL
                                                     ---------------------------
                                                     DAVIS POLK & WARDWELL


Date:  February 11, 2000
London, England